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                                                                   Exhibit 10.4

                          BANYAN SYSTEMS INCORPORATED

                        1992 DIRECTOR STOCK OPTION PLAN



     1.   Purpose
          -------

          The purpose of this 1992 Director Stock Option Plan (the "Plan") of Banyan Systems Incorporated (the "Company") is to encourage ownership in the Company by outside directors of the Company whose continued services are considered essential to the Company's future progress and to provide them with a further incentive to remain as directors of the Company.

     2.   Administration
          --------------

          The Board of Directors shall supervise and administer the Plan. Grants of stock options under the Plan and the amount and nature of the awards to be granted shall be automatic in accordance with Section 5. However, all questions of interpretation of the Plan or of any options issued under it shall be determined by the Board of Directors and such determination shall be final and binding upon all persons having an interest in the Plan.

     3.   Participation in the Plan
          -------------------------

          Directors of the Company who are not employees of the Company or any subsidiary of the Company shall be eligible to participate in the Plan.

     4.   Stock Subject to the Plan
          -------------------------

          (a) The maximum number of shares which may be issued under the Plan shall be 100,000 shares of the Company's Common Stock, par value $.01 per share ("Common Stock"), subject to adjustment as provided in Section 9 of the Plan.

          (b) If any outstanding option under the Plan for any reason expires or is terminated without having been exercised in full, the shares allocable to the unexercised portion of such option shall again become available for grant pursuant to the Plan.

          (c) All options granted under the Plan shall be non-statutory options not entitled to special tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended to date and as it may be amended from time to time (the "Code").


     5.   Terms, Conditions and Form of Options
          -------------------------------------

          Each option granted under the Plan shall be evidenced by a written agreement in such form as the Board of Directors shall from time to time approve, which agreements shall comply with and be subject to the following terms and conditions:

          (a)  Option Grant Dates.
               ------------------

               (i) Upon the closing of the initial public offering of Common Stock of the Company, and on the date of each annual meeting of stockholders of the Company, and on the date of each annual meeting of stockholders of the Company thereafter, the Company shall grant to each eligible director an option for 3,000 shares of Common Stock (the "Annual Option").

               (ii) Upon the initial election of any eligible director as a director of the Company, the Company shall grant to such director an option for 15,000 shares of Common Stock (the "Initial Option"), provided that no person
                                                      --------
serving as a director upon the adoption of this Plan shall receive such an option.

          (b)  Option Exercise Price.  The option exercise price per share for
               ---------------------
each option granted under the Plan shall equal (i) the last reported sales price per share of the Company's Common Stock on the NASDAQ National Market System (or, if the Company is traded on a nationally recognized securities exchange on the date of grant, the reported closing sales price per share of the Company's Common Stock by such exchange) on the date of grant (or if no such price is reported on such date such price as reported on the nearest preceding day) or
(ii) if the Common Stock is not traded on NASDAQ or an exchange, the fair market value per share on the date of grant as determined by the Board of Directors.

          (c)  Options Non-Transferable.  Each option granted under the Plan by
               ------------------------
its terms shall not be transferable by the optionee otherwise than by will, or by the laws of descent and distribution, and shall be exercised during the lifetime of the optionee only by him. No option or interest therein may be transferred, assigned, pledged or hypothecated by the optionee during his lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

          (d)  Exercise Period.  Each Initial Option shall become exercisable on
               ---------------
a cumulative basis as to one-fourth of the shares subject to the option on each of the first, second, third and fourth anniversaries of the date of grant of such option. Each

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Annual Option shall become exercisable 12 months after the date of grant of such option (or, if earlier, the day prior to the first Annual Meeting of Stockholders of the Company following the date of grant). In the event an optionee ceases to serve as a director, each such option may be exercised by the optionee (or, in the event of his death, by his administrator, executor or heirs), at any time within 12 months after the optionee ceases to serve as a director, to the extent such option was exercisable at the time of such cessation of service. Notwithstanding the foregoing, no option shall be exercisable after the expiration of ten years from the date of grant.

          (e)  Exercise Procedure.  Options may be exercised only by written
               ------------------
notice to the Company at its principal office accompanied by (i) payment in cash of the full consideration for the shares as to which they are exercised or (ii) an irrevocable undertaking by a broker to deliver promptly to the Company sufficient funds to pay the exercise price or delivery of irrevocable instructions to a broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price.

     6.   Assignments
          -----------

          The rights and benefits of participants under the Plan may not be assigned, whether voluntarily or by operation of law, except as provided in
Section 5(d).

     7.   Effective Date
          --------------

          The Plan shall become effective immediately upon its adoption by the Board of Directors, but all grants of options shall be conditional upon the approval of the Plan by the stockholders of the Company within 12 months after adoption of the Plan by the Board of Directors.

     8.   Limitation of Rights
          --------------------

          (a)  No Right to Continue as a Director.  Neither the Plan, nor the
               ----------------------------------
granting of an option nor any other action taken pursuant to the Plan, shall constitute or be evidence of any agreement or understanding, express or implied, that the Company will retain a director for any period of time.

          (b)  No Stockholders' Rights for Options.  An optionee shall have no
               -----------------------------------
rights as a stockholder with respect to the shares covered by his options until the date of the issuance to him of a

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stock certificate therefor, and no adjustment will be made for dividends or other rights (except as provided in Section 9) for which the record date is prior to the date such certificate is issued.

     9.   Changes in Common Stock
          -----------------------

          (a) If the outstanding shares of Common Stock are increased, decreased or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to such shares of Common Stock or other securities, through merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other distribution with respect to such shares of Common Stock, or other securities, an appropriate and proportionate adjustment will be made in (i) the maximum number and kind of shares reserved for issuance under the Plan, (ii) the number and kind of shares or other securities subject to then outstanding options under the Plan and (iii) the price for each share subject to any then outstanding options under the Plan, without changing the aggregate purchase price as to which such options remain exercisable. No fractional shares will be issued under the Plan on account of any such adjustments.

          (b) In the event that the Company is merged or consolidated into or with another corporation (in which consolidation or merger the stockholders of the Company receive distributions of cash or securities of another issuer as a result thereof), or in the event that all or substantially all of the assets of the Company are acquired by any other person or entity, or in the event of a reorganization or liquidation of the Company, the Board of Directors of the Company, or the board of directors of any corporation assuming the obligations of the Company, shall, as to outstanding options, either (i) provide that such options shall be assumed, or equivalent options shall be substituted, by the acquiring or successor corporation (or an affiliate thereof), or (ii) upon written notice to the optionees, provide that all unexercised options will terminate immediately prior to the consummation of such merger, consolidation, acquisition, reorganization or liquidations unless exercised by the optionee within a specified number of days following the date of such notice.


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     10.  Amendment of the Plan
          ---------------------

          The Board of Directors may suspend or discontinue the Plan or review or amend it in any respect whatsoever; provided, however, that without approval of the stockholders of the Company no revision or amendment shall change the number of shares subject to the Plan (except as provided in Section 9), change the designation of the class of directors eligible to receive options, or materially increase the benefits accruing to participants under the Plan. The Plan may not be amended more than once in any six-month period.

     11.  Notice
          ------

          Any written notice to the Company required by any of the provisions of the Plan shall be addressed to the Treasurer of the Company and shall become effective when it is received.

     12.  Governing Law
          -------------

          The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the Commonwealth of Massachusetts.


                                        Adopted by the Board of Directors
                                        on June 23, 1992.

                                        Approved by the stockholders
                                        on July 24, 1992.


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            AMENDMENT NO. 1 TO THE 1992 DIRECTOR STOCK OPTION PLAN

                        OF BANYAN SYSTEMS INCORPORATED


     Subsection 5(c) of the 1992 Director Stock Option Plan (the "Plan") of Banyan Systems Incorporated is hereby amended and restated in its entirety to read as follows:

     "(c) Options Non-Transferrable.  Except as otherwise provided in the option
          -------------------------
agreement evidencing the option grant, each option granted under the Plan shall not be transferrable by the optionee otherwise than by will, or by the laws of descent and distribution, and shall be exercised during the lifetime of the optionee only by the optionee."

     Subsection 10 of the Plan is hereby amended and restated in its entirety to read as follows:

     "10. Amendment of the Plan.  The Board of Directors may at any time, and
          ---------------------
from time to time, modify, terminate or amend the Plan in any respect, except that if at any time the approval of the stockholders of the Company is required as to such modification or amendment under any applicable listing requirement or any applicable tax or regulatory requirement, the Board of Directors may not effect such modification or amendment without such approval."

                                             Adopted by the Board of
                                             Directors on January 16, 1997


            AMENDMENT NO. 2 TO THE 1992 DIRECTOR STOCK OPTION PLAN

                        OF BANYAN SYSTEMS INCORPORATED


     Section 4(a) of the 1992 Director Stock Option Plan (the "Plan") of Banyan Systems Incorporated is hereby amended, subject to stockholder approval, to increase from 100,000 to 200,000 the number of shares of Common Stock authorized for issuance under the Plan.

                                             Adopted by the Board of
                                             Directors on February 27, 1997

                                             Adopted by the Stockholders
                                             on May 12, 1997

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    AMENDMENT NO. 3 TO THE 1992 DIRECTOR STOCK OPTION PLAN OF BANYAN SYSTEMS
                                  INCORPORATED

1. Subsection 5(a)(i) of the Plan is hereby amended to increase the Annual Option from 3,000 to 8,000 shares of Common Stock.

2. Subsection 5(a)(ii) of the Plan is hereby amended to increase the Initial Option from 15,000 to 32,000 shares of Common Stock.

3. Section 5 of the Plan is hereby amended to add subsection (a)(iii) as follows:

  "(iii) Upon the fourth anniversary of the grant of an Initial Option to an eligible director, the Company shall grant to such director an option for 16,000 shares of Common Stock (the "Refresher Option"), provided that such director is an eligible director on the date of such grant."

  For each eligible director whose fourth anniversary of the grant of his Initial Option occurred or will occur prior to May 9, 2000, he will receive his Refresher Option on May 9, 2000.

4. The first sentence of Subsection 5(d) is hereby amended by adding the phrase "and Refresher Option" between the words "Initial Option" and "shall."

5. Subsection 9(b) of the Plan is hereby amended and restated in its entirety to read as follows:

  "(b) In the event that the Company is merged or consolidated into or with another corporation (in which consolidation or merger the stockholders of the Company receive distributions of cash or securities of another issuer as a result thereof), or in the event that all or substantially all of the assets of the Company are acquired by any other person or entity, or in the event of a reorganization or liquidation of the Company, then (i) all outstanding options shall automatically become vested in full and fully exercisable immediately prior to the consummation of such merger, consolidation, acquisition, reorganization or liquidation, and (ii) the Board of Directors of the Company, or the board of directors of any corporation assuming the obligations of the Company, shall, as to outstanding options, either (A) provide that such options shall be assumed, or equivalent options shall be substituted, by the acquiring or successor corporation (or affiliate thereof), or (B) upon written notice to the optionees, provide that all unexercised options will terminate immediately following the vesting of such options in accordance with clause (i) above and immediately prior to the consummation of such merger, consolidation, acquisition, reorganization or liquidation unless exercised by the optionee within a specified number of days following the date of such notice."

                                    Adopted by the Board of Directors
                                    on October 21, 1999

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